                                                                               .
                                                                               .
                                                                               .
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

                                        CHAPTER 11
IN RE: ENRON CORP., ET AL.,
DEBTORS                                 CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076, 01-16078, 01-16080,
                                        01-16109 THROUGH 01-16111, 01-16280, 01-16319, 01-16428 THROUGH 01-16431, 01-16467,
                                        01-16483, 02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132, 02-10232, 02-10252,
                                        02-10346, 02-10464, 02-10613, 02-10632, 02-10743, 02-10747, 02-10748, 02-10751, 02-10755,
                                        02-10757, 02-10760, 02-10761, 02-10764, 02-10766, 02-10939, 02-11123, 02-11239, 02-11242,
                                        02-11267, 02-11268, 02-11272, 02-11824, 02-11884, 02-12104 , 02-12105, 02-12106,
                                        02-12347, 02-12398, 02-12400, 02-12402, 02-12403, 02-12902, 02-13702, 02-13723, 02-14046,
                                        02-14632, 02-14885, 02-14977, 02-15716, 02-16441, 02-16492, 03-10106, 03-10673, 03-10676,
                                        03-10678, 03-10681, 03-10682, 03-11364, 03-11369, 03-11371, 03-11373, 03-11374, 03-12088,
                                        03-13151, 03-13154 THROUGH 03-13160, 03-13234 THROUGH 03-13241, 03-13259, 03-13446,
                                        03-13447, 03-13451, 03-13453, 03-13454, 03-13457, 03-13459 THROUGH 03-13463, 03-13465,
                                        03-13467, 03-13468, 03-13469, 03-13489, 03-13500, 03-13502, 03-13644, 03-13647, 03-13649,
                                        03-13862, 03-13877 THROUGH 03-13885, 03-13915, 03-13918, 03-13919, 03-13920, 03-13926,
                                        03-13930, 03-13949, 03-13950, 03-13952, 03-13953, 03-13957, 03-14053, 03-14054, 03-14065,
                                        03-14067, 03-14068, 03-14069, 03-14070, 03-14126, 03-14130, 03-14131, 03-14175, 03-14176,
                                        03-14177, 03-14178, 03-14185, 03-14223 THROUGH 03-14232, 03-14539, 03-14540, 03-14862,
                                        03-14871, 03-16566, 03-16882

                                        (JOINTLY ADMINISTERED)



                          MONTHLY OPERATING STATEMENT FOR
                         THE MONTH ENDED FEBRUARY 29, 2004


DEBTORS' ADDRESS:            Enron Corp. et al.
                             1221 Lamar #1600
                             Houston, TX 77010-1221

DEBTORS' ATTORNEY:           Weil, Gotshal & Manges LLP
                             767 Fifth Avenue
                             New York, NY 10153

REPORT PREPARER:             Enron Corp. et al.



                      THIS OPERATING STATEMENT MUST BE SIGNED
                        BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:    August 23, 2004                 By:    /s/ Raymond M. Bowen, Jr.
                                            ------------------------------------
                                         Name:  Raymond M. Bowen, Jr.
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                                                         Table 1



                                 EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR FEBRUARY 2004

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through February 2004 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

    o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

    o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that the debtors accrue federal and state income taxes quarterly. The following non-debtors included in the Enron Corp. consolidated tax group accrue federal and state income taxes monthly and are currently transferring their federal and unitary state income tax accruals to Enron Corp. under written tax sharing agreements:
        Transwestern Pipeline Company, Portland General Electric Company and subsidiaries, Northern Plains Natural Gas Company, Transwestern Holding Company, Inc., CrossCountry Energy Corp., CrossCountry Citrus Corp., Pan Border Gas Company and NBP Services Corporation.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

    o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

                                                                         Table 1


Table 4 -- Receivables Aging - Non-Commodity

    o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
        2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

    o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
        2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

    o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

    o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                        Table 1



                                  Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended February 29, 2004
                                  (In Millions)


                                                                                                          Transfer
                                                                                    3rd Party     Net     (to)/from
                                                              Beginning  3rd Party  Disburse-   Inter-   Restricted    Ending
Debtor Company                                 Case No.        Balance   Receipts     ments     company     Cash     Balance (c)
---------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   3          -      $  -       $  -       $  -       $  3
Enron Corp.                                    01-16034            97          7       (44)        70          -        130
Enron North America Corp.                      01-16035           673         11        (1)       (21)       (47)       615
Enron Power Marketing, Inc.                    01-16036           306          -         -          -          -        306
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -          -          -          -
Enron Energy Services Operations, Inc.         01-16040            46          2         -         (8)        (2)        38
Enron Energy Marketing Corp.                   01-16041             2          1         -          -          -          3
Enron Energy Services, Inc.                    01-16042            35          2         -          7        (23)        21
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044            21          -         -          -          -         21
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             1          -         -          -          -          1
Enron Gas Liquids, Inc.                        01-16048             4          -         -          -          -          4
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         -          -          -          -
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             5          -         -          -          -          5
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             8          -         -          -          -          8
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             1          -         -          -          -          1
Enron Liquid Fuels, Inc.                       02-10252            15          -        (1)         -          -         14
Enron LNG Shipping Company                     02-10346             3          -         -          -          -          3
Enron Property & Services Corp.                02-10464             -          -         -          -          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             -         48         -        (48)         -          -
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                        Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended February 29, 2004
                                 (In Millions)

                                                                                                          Transfer
                                                                                    3rd Party     Net     (to)/from
                                                              Beginning  3rd Party  Disburse-   Inter-   Restricted    Ending
Debtor Company                                 Case No.        Balance   Receipts     ments     company     Cash     Balance (c)
---------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             4          -         -          -          -          4
EES Service Holdings, Inc                      02-11884             -          -         -          -          -          -
Enron Wind Development LLC
 (formerly Enron Wind Development
 Corp.) (a)                                    02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347            43          -         -          -          -         43
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             2          -         -          -          -          2
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Co. LLC (a)        02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp.                         02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          -          -          -
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             9          -         -          -          -          9
LINGTEC Constructors, L.P.                     03-10106             -          -         -          -          -          -
EGS New Ventures Group                         03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                03-10676             -          -         -          -          -          -
Louisiana Resources Company                    03-10678             -          -         -          -          -          -
LGMI, Inc.                                     03-10681             -          -         -          -          -          -
LRCI, Inc.                                     03-10682             5          -         -          -          -          5
Enron Communications Group, Inc.               03-11364             -          -         -          -          -          -
EnRock Management, LLC                         03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                03-11371             -          -         -          -          -          -
EnRock, L.P.                                   03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                               03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company         03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I LLC (a)                03-13151
ECT Merchant Investments Corp.                 03-13154             6          -         -          -          -          6
EnronOnline, LLC                               03-13155             -          -         -          -          -          -
St. Charles Development Company LLC            03-13156             -          -         -          -          -          -
Calcasieu Development Company LLC              03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                      03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                03-13159             -          -         -          -          -          -
LOA, Inc.                                      03-13160             -          -         -          -          -          -
Enron India LLC                                03-13234             -          -         -          -          -          -
Enron International Inc.                       03-13235             -          -         -          -          -          -
Enron International Holdings Corp.             03-13236             -          -         -          -          -          -
Enron Middle East LLC                          03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                 03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                     03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                 03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                        03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                03-13259             1          -         -          -          -          1
Omicron Enterprises, Inc.                      03-13446             -          -         -          -          -          -

                           Continued on the next page

                                                                        Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                                                                          Transfer
                                                                                    3rd Party     Net     (to)/from
                                                           Beginning    3rd Party   Disburse-   Inter-   Restricted    Ending
Debtor Company                                 Case No.     Balance      Receipts     ments     company     Cash     Balance (c)
---------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447       79               -         -          -          -         79
EFS II, Inc.                                   03-13451        -               -         -          -          -          -
EFS III, Inc.                                  03-13453        -               -         -          -          -          -
EFS V, Inc.                                    03-13454        -               -         -          -          -          -
EFS VI, Inc.                                   03-13457        -               -         -          -          -          -
EFS VII, Inc.                                  03-13459        -               -         -          -          -          -
EFS IX, Inc.                                   03-13460        -               -         -          -          -          -
EFS X, Inc.                                    03-13461        -               -         -          -          -          -
EFS XI, Inc.                                   03-13462        -               -         -          -          -          -
EFS XII, Inc.                                  03-13463        -               -         -          -          -          -
EFS XV, Inc.                                   03-13465        -               -         -          -          -          -
EFS XVII, Inc.                                 03-13467        -               -         -          -          -          -
Jovinole Associates                            03-13468        -               -         -          -          -          -
EFS Holdings, Inc.                             03-13469        -               -         -          -          -          -
Enron Operations Services Corp.                03-13489       30               -         -          -          -         30
Green Power Partners I, LLC (a)                03-13500
TLS Investors, LLC                             03-13502        -               -         -          -          -          -
ECT Securities Limited Partnership             03-13644        3               -         -          -          -          3
ECT Securities LP Corp.                        03-13647        -               -         -          -          -          -
ECT Securities GP Corp.                        03-13649        -               -         -          -          -          -
KUCC Cleburne, LLC                             03-13862        -               -         -          -          -          -
Enron International Asset Management Corp.     03-13877        -               -         -          -          -          -
Enron Brazil Power Holdings XI Ltd.            03-13878        -               -         -          -          -          -
Enron Holding Company, L.L.C.                  03-13879        -               -         -          -          -          -
Enron Development Management, Ltd.             03-13880        -               -         -          -          -          -
Enron International Korea Holdings Corp.       03-13881        -               -         -          -          -          -
Enron Caribe VI Holdings Ltd.                  03-13882        -               -         -          -          -          -
Enron International Asia Corp.                 03-13883        -               -         -          -          -          -
Enron Brazil Power Investments XI Ltd.         03-13884        -               -         -          -          -          -
Paulista Electrical Distribution, L.L.C.       03-13885        -               -         -          -          -          -
Enron Pipeline Construction Services Company   03-13915        -               -         -          -          -          -
Enron Pipeline Services Company                03-13918        -               -         -          -          -          -
Enron Trailblazer Pipeline Company             03-13919        -               -         -          -          -          -
Enron Liquid Services Corp.                    03-13920        -               -         -          -          -          -
Enron Machine and Mechanical Services, Inc.    03-13926        -               -         -          -          -          -
Enron Commercial Finance Ltd.                  03-13930        -               -         -          -          -          -
Enron Permian Gathering, Inc.                  03-13949        -               -         -          -          -          -
Transwestern Gathering Company                 03-13950        -               -         -          -          -          -
Enron Gathering Company                        03-13952        -               -         -          -          -          -
EGP Fuels Company                              03-13953        -               -         -          -          -          -
Enron Asset Management Resources, Inc.         03-13957        -               -         -          -          -          -
Enron Brazil Power Holdings I Ltd.             03-14053        4               -         -          -          -          4
Enron do Brazil Holdings Ltd.                  03-14054        -               -         -          -          -          -
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068        -               -         -          -          -          -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070        -               -         -          -          -          -
EFS IV, Inc.                                   03-14126        -               -         -          -          -          -
EFS VIII, Inc.                                 03-14130        -               -         -          -          -          -
EFS XIII, Inc.                                 03-14131        -               -         -          -          -          -
Enron Credit Inc.                              03-14175        2               -         -          -          -          2
Enron Power Corp.                              03-14176       12               -         -          -          -         12
Richmond Power Enterprise, L.P.                03-14177        -               -         -          -          -          -
ECT Strategic Value Corp.                      03-14178        -               -         -          -          -          -
Enron Development Funding Ltd.                 03-14185       72               -         -          -          -         72
Atlantic Commercial Finance, Inc.              03-14223        3               -         -          -          -          3
The Protane Corporation                        03-14224        6               -         -          -          -          6

                             Continued on next page

                                                                        Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended February 29, 2004
                                  (In Millions)


                                                                                                            Transfer
                                                                                      3rd Party     Net    (to)/from
                                                           Beginning      3rd Party   Disburse-    Inter-  Restricted    Ending
Debtor Company                                 Case No.     Balance        Receipts     ments     company     Cash     Balance (c)
-----------------------------------------------------------------------------------------------------------------------------------

Enron Asia Pacific/ Africa/ China LLC          03-14225        5               -         -         (2)         -          3
Enron Development Corp.                        03-14226        -               -         -          -          -          -
ET Power 3 LLC                                 03-14227        -               -         -          -          -          -
Nowa Sarzyna Holding B.V.                      03-14228        -               -         -          -          -          -
Enron South America LLC                        03-14229       14               1         -         (2)         -         13
Enron Global Power & Pipelines LLC             03-14230        -               -         -          -          -          -
Portland General Holdings, Inc.                03-14231        -               -         -          2          -          2
Portland Transition Company, Inc.              03-14232        -               -         -          -          -          -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862       10               -         -         (1)         -          9
Victory Garden Power Partners I LLC (a)        03-14871
Oswego Cogen Company, LLC                      03-16566       15               -         -          -          -         15
Enron Equipment Procurement Company            03-16882        1               2         -          -          -          3
                                                          -------------------------------------------------------------------------

Combined Debtor Entities                                  $1,546            $ 74      $(46)      $ (3)     $ (72)    $1,499
                                                          =========================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

                      Enron Metals & Commodity Corp.                               $  24
                      Enron Corp.                                                    552
                      Enron North America Corp.                                      919
                      Enron Power Marketing, Inc.                                    531
                      Smith Street Land Company                                       87
                      Enron Broadband Services, Inc.                                 129
                      Enron Energy Services Operations, Inc.                          58
                      Enron Energy Marketing Corp.                                     8
                      Enron Energy Services, Inc.                                    261
                      Enron Gas Liquids, Inc.                                         11
                      Enron Net Works LLC                                              4
                      Enron Energy Information Solutions, Inc.                         2
                      EESO Merchant Investments, Inc.                                  4
                      Enron Broadband Services, LP                                     2
                      Enron LNG Marketing LLC                                         31
                      Calypso Pipeline, LLC                                            5
                      ENA Upstream Company, LLC                                        5
                      Enron Liquid Fuels, Inc.                                         1
                      Enron LNG Shipping Company                                      24
                      Enron Capital & Trade Resources International Corp              85
                      Enron Methanol Company                                           5
                      Enron Reserve Acquisition Corp.                                 18
                      San Juan Gas Company                                             2
                      EBF, LLC                                                         8
                      E Power Holdings Corp.                                           2
                      Clinton Energy Management Svcs                                   5
                      ECT Merchant Investments Corp.                                   3
                      Enron do Brazil Holdings Ltd.                                    1
                      Enron  Power Corp.                                               1
                      The Protane Corporation                                          5
                      Enron South America LLC                                          6
                      Enron Global Power & Pipelines LLC                              47
                      Enron Equipment Procurement Company                             12
                                                                                 -------
                      Combined Debtor Entities                                   $ 2,858
                                                                                 =======

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                        Beginning                                       (Payments)       Ending
Debtor Company                          Case No.         Balance        Accruals      Intercompany        Refunds        Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.          01-16033        $    -         $    -          $      -          $   -         $     -
Enron Corp.                             01-16034             4              1                 -              -               5
Enron North America Corp.               01-16035            10              -                 -              -              10
Enron Power Marketing, Inc.             01-16036             1              -                 -              -               1
PBOG Corp.                              01-16037             -              -                 -              -               -
Smith Street Land Company               01-16038             -              -                 -              -               -
Enron Broadband Services, Inc.          01-16039            (2)             -                 -              -              (2)
Enron Energy Services Operations, Inc.  01-16040             1              -                 -              -               1
Enron Energy Marketing Corp.            01-16041            (1)             -                 -              -              (1)
Enron Energy Services, Inc.             01-16042            11              -                 -              -              11
Enron Energy Services, LLC              01-16043             -              -                 -              -               -
Enron Transportation
  Services Company                      01-16044             -              -                 -              -               -
BAM Leasing Company                     01-16045             -              -                 -              -               -
ENA Asset Holdings, L.P.                01-16046             -              -                 -              -               -
Enron Gas Liquids, Inc.                 01-16048             -              -                 -              -               -
Enron Global Markets LLC                01-16076             -              -                 -              -               -
Enron Net Works L.L.C.                  01-16078             -              -                 -              -               -
Enron Industrial Markets LLC            01-16080             -              -                 -              -               -
Operational Energy Corp.                01-16109             -                                -              -               -
Enron Engineering &
  Construction Co.                      01-16110             -              -                 -              -               -
Enron Engineering &
  Operational Services Co.              01-16111             -              -                 -              -               -
Garden State Paper Company LLC          01-16280             -              -                 -              -               -
Palm Beach Development Company, L.L.C.  01-16319             -              -                 -              -               -
Tenant Services, Inc.                   01-16428             -              -                 -              -               -
Enron Energy Information
  Solutions, Inc.                       01-16429             -              -                 -              -               -
EESO Merchant Investments, Inc.         01-16430             -              -                 -              -               -
Enron Federal Solutions, Inc.           01-16431             -              -                 -              -               -
Enron Freight Markets Corp.             01-16467             -              -                 -              -               -
Enron Broadband Services, L.P.          01-16483             -              -                 -              -               -
Enron Energy Services North America,
  Inc.                                  02-10007             -              -                 -              -               -
Enron LNG Marketing LLC                 02-10038             -              -                 -              -               -
Calypso Pipeline, LLC                   02-10059             -              -                 -              -               -
Enron Global LNG LLC                    02-10060             -              -                 -              -               -
Enron International Fuel Management
  Company                               02-10061             -              -                 -              -               -
Enron Natural Gas Marketing Corp.       02-10132             -              -                 -              -               -
ENA Upstream Company LLC                02-10232             -              -                 -              -               -
Enron Liquid Fuels, Inc.                02-10252            (1)             -                 -              -              (1)
Enron LNG Shipping Company              02-10346             -              -                 -              -               -
Enron Property & Services Corp.         02-10464             1              -                 -              -               1
Enron Capital & Trade Resources
  International Corp.                   02-10613            (2)             -                 -              -              (2)
Enron Communication Leasing Corp.       02-10632             4              -                 -              -               4
Enron Wind Corp. (b)                    02-10743
Enron Wind Systems, Inc. (b)            02-10747
Enron Wind Energy Systems Corp. (b)     02-10748
Enron Wind Maintenance Corp. (b)        02-10751
Enron Wind Constructors Corp. (b)       02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I,
  LLC) (a)                              02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II,
 LLC) (a)                               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III,
 LLC) (a)                               02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV,
 LLC) (a)                               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V,
 LLC) (a)                               02-10766


                           Continued on the next page

                                                                        Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended February 29, 2004
                                  (In Millions)


                                                        Beginning                                       (Payments)    Ending
Debtor Company                          Case No.         Balance        Accruals      Intercompany       Refunds      Balance
-------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                    02-10939             -              -                 -              -           -
Enron Processing Properties, Inc.       02-11123             -              -                 -              -           -
Enron  Methanol Company                 02-11239             1              -                 -              -           1
Enron Ventures Corp.                    02-11242             -              -                 -              -           -
Enron Mauritius Company                 02-11267             -              -                 -              -           -
Enron India Holding Ltd.                02-11268             -              -                 -              -           -
Offshore Power Production C.V.          02-11272             -              -                 -              -           -
The New Energy Trading Company          02-11824             -              -                 -              -           -
EES Service Holdings Inc.               02-11884             -              -                 -              -           -
Enron Wind Development LLC
 (formerly Enron Wind Development
 Corp.) (a)                             02-12104
ZWHC, LLC (a)                           02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)            02-12106
Enron Reserve Acquisition Corp.         02-12347             -              -                 -              -           -
EPC Estate Services, Inc.
 (formerly National Energy
 Production Corp.) (a)                  02-12398
Enron Power & Industrial
 Construction (a)                       02-12400
NEPCO Power Procurement Co. (a)         02-12402
NEPCO Services International,
 Inc. (a)                               02-12403
San Juan Gas Company, Inc.              02-12902             -              -                 -              -           -
EBF, LLC                                02-13702             -              -                 -              -           -
Zond Minnesota Construction
 Company LLC (a)                        02-13723
Enron Fuels International, Inc.         02-14046             -              -                 -              -           -
E Power Holdings Corp.                  02-14632             -              -                 -              -           -
EFS Construction Management
 Services, Inc.                         02-14885             -              -                 -              -           -
Enron Management Inc.                   02-14977             -              -                 -              -           -
Enron Expat Services, Inc.              02-15716             -              -                 -              -           -
Artemis Associates, LLC                 02-16441             -              -                 -              -           -
Clinton Energy Management
 Services, Inc.                         02-16492             -              -                 -              -           -
LINGTEC Constructors, L.P.              03-10106           (10)             -                 -              -         (10)
EGS New Ventures Corp.                  03-10673             -              -                 -              -           -
Louisiana Gas Marketing Company         03-10676             -              -                 -              -           -
Louisiana Resources Company             03-10678             -              -                 -              -           -
LGMI, Inc.                              03-10681             1              -                 -              -           1
LRCI, Inc.                              03-10682             1              -                 -              -           1
Enron Communications Group, Inc.        03-11364             -              -                 -              -           -
EnRock Management, LLC                  03-11369             -              -                 -              -           -
ECI-Texas, L.P.                         03-11371            (2)             -                 -              -          (2)
EnRock, L..P.                           03-11373             -              -                 -              -           -
ECI-Nevada Corp.                        03-11374             -              -                 -              -           -
Enron Alligator Alley Pipeline Company  03-12088             -              -                 -              -           -
Enron Wind Storm Lake I LLC (a)         03-13151
ECT Merchant Investments corp.          03-13154             -              -                 -              -           -
EnronOnline, LLC                        03-13155             -              -                 -              -           -
St. Charles Development Company, LLC    03-13156             -              -                 -              -           -
Calcasieu Development Company           03-13157             -              -                 -              -           -
Calvert City Power I, LLC               03-13158             -              -                 -              -           -
Enron ACS, Inc.                         03-13159             -              -                 -              -           -
LOA, Inc.                               03-13160             -              -                 -              -           -
Enron India LLC                         03-13234             -              -                 -              -           -
Enron International Inc.                03-13235             -              -                 -              -           -
Enron International Holdings            03-13236             -              -                 -              -           -
Enron Middle East LLC                   03-13237             -              -                 -              -           -
Enron WarpSpeed Services, Inc.          03-13238             -              -                 -              -           -
Modulus Technologies, Inc.              03-13239             -              -                 -              -           -
Enron Telecommunications, Inc.          03-13240             -              -                 -              -           -
DataSystems Group, Inc.                 03-13241             -              -                 -              -           -
Risk Management & Trading Corp.         03-13259             -              -                 -              -           -
Omnicron Enterprises, Inc.              03-13446             -              -                 -              -           -


                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                        Beginning                                       (Payments)    Ending
Debtor Company                          Case No.         Balance        Accruals      Intercompany       Refunds      Balance
-------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                             03-13447             -              -                 -              -           -
EFS II, Inc.                            03-13451             -              -                 -              -           -
EFS III, Inc.                           03-13453             -              -                 -              -           -
EFS V, Inc.                             03-13454             -              -                 -              -           -
EFS VI, Inc.                            03-13457             -              -                 -              -           -
EFS VII, Inc.                           03-13459             -              -                 -              -           -
EFS IX, Inc.                            03-13460             -              -                 -              -           -
EFS X, Inc.                             03-13461             -              -                 -              -           -
EFS XI, Inc.                            03-13462             -              -                 -              -           -
EFS XII, Inc.                           03-13463             -              -                 -              -           -
EFS XV, Inc.                            03-13465             -              -                 -              -           -
EFS XVII, Inc.                          03-13467             -              -                 -              -           -
Jovinole Associates                     03-13468             -              -                 -              -           -
EFS Holdings, Inc.                      03-13469             -              -                 -              -           -
Enron Operations Services Corp.         03-13489             -              -                 -              -           -
Green Power Partners I LLC (a)          03-13500
TLS Investors, LLC                      03-13502             -              -                 -              -           -
ECT Securities Limited Partnership      03-13644             -              -                 -              -           -
ECT Securities LP Corp.                 03-13647             -              -                 -              -           -
ECT Securities GP Corp.                 03-13649             -              -                 -              -           -
KUCC Cleburne, LLC                      03-13862             -              -                 -              -           -
Enron International Asset
 Management Corp.                       03-13877             -              -                 -              -           -
Enron Brazil Power Holdings XI Ltd.     03-13878             -              -                 -              -           -
Enron Holding Company L.L.C.            03-13879             -              -                 -              -           -
Enron Development Management Ltd.       03-13880             -              -                 -              -           -
Enron International Korea Holdings
 Corp.                                  03-13881             -              -                 -              -           -
Enron Caribe VI Holdings Ltd.           03-13882             -              -                 -              -           -
Enron International Asia Corp.          03-13883             -              -                 -              -           -
Enron Brazil Power Investments XI Ltd.  03-13884             -              -                 -              -           -
Paulista Electrical Distribution,
 L.L.C.                                 03-13885             -              -                 -              -           -
Enron Pipeline Construction Services
 Company                                03-13915             -              -                 -              -           -
Enron Pipeline Services Company         03-13918             1              -                 -              -           1
Enron Trailblazer Pipeline Company      03-13919             -              -                 -              -           -
Enron Liquid Services Corp.             03-13920             -              -                 -              -           -
Enron Machine and Mechanical Services,
 Inc.                                   03-13926             -              -                 -              -           -
Enron Commercial Finance Ltd.           03-13930             -              -                 -              -           -
Enron Permian Gathering Inc.            03-13949             -              -                 -              -           -
Transwestern Gathering Company          03-13950             -              -                 -              -           -
Enron Gathering Company                 03-13952             -              -                 -              -           -
EGP Fuels Company                       03-13953             -              -                 -              -           -
Enron Asset Management Resources, Inc.  03-13957             -              -                 -              -           -
Enron Brazil Power Holdings, I Ltd.     03-14053             -              -                 -              -           -
Enron do Brazil Holdings, Ltd.          03-14054             -              -                 -              -           -
Enron Wind Storm Lake II LLC (a)        03-14065
Enron Renewable Energy Corp. (a)        03-14067
Enron Acquisition III Corp.             03-14068             -              -                 -              -           -
Enron Wind Lake Benton LLC (a)          03-14069
Superior Construction Company           03-14070             -              -                 -              -           -
EFS IV, Inc.                            03-14126             -              -                 -              -           -
EFS VIII, Inc.                          03-14130             -              -                 -              -           -
EFS XIII, Inc.                          03-14131             -              -                 -              -           -
Enron Credit Inc.                       03-14175             -              -                 -              -           -
Enron Power Corp.                       03-14176             -              -                 -              -           -
Richmond Power Enterprise, L.P.         03-14177             -              -                 -              -           -
ECT Strategic Value Corp.               03-14178             -              -                 -              -           -
Enron Development Funding Ltd.          03-14185             -              -                 -              -           -
Atlantic Commercial Finance, Inc.       03-14223             -              -                 -              -           -
The Protane Corporation                 03-14224             -              -                 -              -           -


                           Continued on the next page

                                                                        Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                        Beginning                                       (Payments)    Ending
Debtor Company                          Case No.         Balance        Accruals      Intercompany       Refunds      Balance
---------------------------------------------------------------------------------------------------------------------------------

Enron Asia Pacific/ Africa/ China LLC   03-14225             -              -                 -              -            -
Enron Development Corp.                 03-14226             -              -                 -              -            -
ET Power 3 LLC                          03-14227             -              -                 -              -            -
Nowa Sarzyna Holding B.V.               03-14228             -              -                 -              -            -
Enron South America LLC                 03-14229             -              -                 -              -            -
Enron Global Power & Pipelines LLC      03-14230             -              -                 -              -            -
Portland General Holdings, Inc.         03-14231             -              -                 -              -            -
Portland Transition Company, Inc.       03-14232             -              -                 -              -            -
Cabazon Power Partners LLC (a)          03-14539
Cabazon Holdings LLC (a)                03-14540
Enron Caribbean Basin LLC               03-14862             -              -                 -              -            -
Victory Garden Power Partners I LLC (a) 03-14871
Oswego Cogen Company, LLC               03-16566             -              -                 -              -            -
Enron Equipment Procurement Company     03-16882             -              -                 -              -            -
                                                          -----------------------------------------------------------------------

Combined Debtor Entities                                  $ 18          $   1              $  -            $ -          $19
                                                          =======================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3
                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                             As of February 29, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -       $  -
Enron Corp.                                    01-16034             2         15         -          4        151        172
Enron North America Corp.                      01-16035             -          -         -          -         44         44
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -          1          -          1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          -          -
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          -          -
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         -          4          -          4
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             -          -         -          -          -          -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          -          -
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          -          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          -          -
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp.(b)                            02-10743
Enron Wind Systems, Inc.(b)                    02-10747
Enron Wind Energy Systems Corp.(b)             02-10748
Enron Wind Maintenance Corp.(b)                02-10751
Enron Wind Constructors Corp.(b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC)(a)          02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC)(a)         02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC)(a)        02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC)(a)         02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC)(a)          02-10766

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of February 29, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          -          -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)    02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                    02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy
 Production Corp.)(a)                          02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co.(a)                 02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC(a)     02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp                          02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          -          -          -
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             -          -         -          -          -          -
LINGTEC Constructors, L.P.                     03-10106             -          -         -          -          -          -
EGS New Ventures Corp.                         03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                03-10676             -          -         -          -          -          -
Louisiana Resources Company                    03-10678             -          -         -          -          -          -
LGMI, Inc.                                     03-10681             -          -         -          -          -          -
LRCI, Inc.                                     03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.               03-11364             -          -         -          -          -          -
EnRock Management, LLC                         03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                03-11371             -          -         -          -          -          -
EnRock, L.P.                                   03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                               03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company         03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I, LLC(a)                03-13151
ECT Merchant Investments Corp                  03-13154             -          -         -          -          -          -
EnronOnline, LLC                               03-13155             -          -         -          -          -          -
St. Charles Development Company, LLC           03-13156             -          -         -          -          -          -
Calcasieu Development Company, LLC             03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                      03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                03-13159             -          -         -          -          -          -
LOA, Inc.                                      03-13160             -          -         -          -          -          -
Enron India LLC                                03-13234             -          -         -          -          -          -
Enron International Inc.                       03-13235             -          -         -          -          -          -
Enron International Holdings Corp.             03-13236             -          -         -          -          -          -
Enron Middle East LLC                          03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                 03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                     03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                 03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                        03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                      03-13446             -          -         -          -          -          -

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of February 29, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -          -         -          -          -          -
EFS II, Inc.                                   03-13451             -          -         -          -          -          -
EFS III, Inc.                                  03-13453             -          -         -          -          -          -
EFS V, Inc.                                    03-13454             -          -         -          -          -          -
EFS VI, Inc.                                   03-13457             -          -         -          -          -          -
EFS VII, Inc.                                  03-13459             -          -         -          -          -          -
EFS IX, Inc.                                   03-13460             -          -         -          -          -          -
EFS X, Inc.                                    03-13461             -          -         -          -          -          -
EFS XI, Inc.                                   03-13562             -          -         -          -          -          -
EFS XII, Inc.                                  03-13563             -          -         -          -          -          -
EFS XV, Inc.                                   03-13465             -          -         -          -          -          -
EFS XVII, Inc.                                 03-13467             -          -         -          -          -          -
Jovinole Associates                            03-13468             -          -         -          -          -          -
EFS Holdings, Inc.                             03-13469             -          -         -          -          -          -
Enron Operations Services Corp.                03-13489             -          -         -          -          -          -
Green Power Partners I LLC(a)                  03-13500
TLS Investors, LLC                             03-13502             -          -         -          -          -          -
ECT Securities Limited Partnership             03-13644             -          -         -          -          -          -
ECT Securities LP Corp.                        03-13647             -          -         -          -          -          -
ECT Securities GP Corp.                        03-13649             -          -         -          -          -          -
KUCC Cleburne, LLC                             03-13862             -          -         -          -          -          -
Enron International  Asset Management Corp.    03-13877             -          -         -          -          -          -
Enron Brazil Power Holdings XI Ltd.            03-13878             -          -         -          -          -          -
Enron Holding Company L.L.C.                   03-13879             -          -         -          -          -          -
Enron Development Management Ltd.              03-13880             -          -         -          -          -          -
Enron International Korea Holdings Corp.       03-13881             -          -         -          -          -          -
Enron Caribe VI Holdings Ltd.                  03-13882             -          -         -          -          -          -
Enron International Asia Corp.                 03-13883             -          -         -          -          -          -
Enron Brazil Power Investments XI Ltd.         03-13884             -          -         -          -          -          -
Paulista Electrical  Distribution, L.L.C.      03-13885             -          -         -          -          -          -
Enron Pipeline Construction Services Company   03-13915             -          -         -          -          -          -
Enron Pipeline Services Company                03-13918             -          -         -          -          -          -
Enron Trailblazer Pipeline Company             03-13919             -          -         -          -          -          -
Enron Liquid Services Corp.                    03-13920             -          -         -          -          -          -
Enron Machine and Mechanical Services, Inc.    03-13926             -          -         -          -          -          -
Enron Commercial Finance Ltd.                  03-13930             -          -         -          -          -          -
Enron Permian Gathering, Inc.                  03-13949             -          -         -          -          -          -
Transwestern Gathering Company                 03-13950             -          -         -          -          -          -
Enron Gathering Company                        03-13952             -          -         -          -          -          -
EGP Fuels Company                              03-13953             -          -         -          -          -          -
Enron Asset Management Resources, Inc.         03-13957             -          -         -          -          -          -
Enron Brazil Power Holdings I Ltd.             03-14053             -          -         -          -          -          -
Enron do Brazil Holdings Ltd.                  03-14054             -          -         -          -          -          -
Enron Wind Storm Lake II LLC(a)                03-14065
Enron Renewable Energy Corp.(a)                03-14067
Enron Acquisition III Corp.                    03-14068             -          -         -          -          -          -
Enron Wind Lake Benton LLC(a)                  03-14069
Superior Construction Company                  03-14070             -          -         -          -          -          -
EFS IV Inc.                                    03-14126             -          -         -          -          -          -
EFS VII, Inc.                                  03-14130             -          -         -          -          -          -
EFS XIII, Inc.                                 03-14131             -          -         -          -          -          -
Enron Credit, Inc.                             03-14175             -          -         -          -          -          -
Enron Power Corp.                              03-14176             -          -         -          -          -          -
Richmond Power Enterprise, L.P.                03-14177             -          -         -          -          -          -
ECT Strategic Value Corp.                      03-14178             -          -         -          -          -          -
Enron Development Funding Ltd.                 03-14185             -          -         -          -          -          -
Atlantic Commercial Finance, Inc.              03-14223             -          -         -          -          -          -
The Protane Corporation                        03-14224             -          -         -          -          -          -

                             Continued on next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of February 29, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC          03-14225             -          -         -          -          -          -
Enron Development Corp.                        03-14226             -          -         -          -          -          -
ET Power 3 LLC                                 03-14227             -          -         -          -          -          -
Nowa Sarzyna Holding B.V.                      03-14228             -          -         -          -          -          -
Enron South America LLC                        03-14229             -          -         -          -          -          -
Enron Global Power & Pipelines LLC             03-14230             -          -         -          -          -          -
Portland General Holdings, Inc.                03-14231             -          -         -          -          -          -
Portland Transition Company, Inc.              03-14232             -          -         -          -          -          -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862             -          -         -          -          -          -
Victory Garden Power Partners I LLC (a)        03-14871
Oswego Cogen Company, LLC                      03-16566             -          -         -          -          -          -
Enron Equipment Procurement Company            03-16882             -          -         -
                                                                -----------------------------------------------------------
Combined Debtor Entities                                        $   2      $  15      $  -       $  9      $ 195      $ 221
                                                                ===========================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                             As of February 29, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -       $  -
Enron Corp.                                    01-16034             -          1         1        193          6        201
Enron North America Corp.                      01-16035             -          -         -          3          8         11
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -         18        (17)         1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          2          2
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          3          3
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         1          3          -          4
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1         (1)         -
Enron Engineering & Construction Co.           01-16110             -          -         -          5         (4)         1
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -         20         20
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          8         (4)         4
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          7          -          7
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          3          3
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp.(b)                            02-10743
Enron Wind Systems, Inc.(b)                    02-10747
Enron Wind Energy Systems Corp.(b)             02-10748
Enron Wind Maintenance Corp.(b)                02-10751
Enron Wind Constructors Corp.(b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC)(a)          02-10757
Enron Wind Constructors, LLC

 (formerly EREC Subsidiary II, LLC)(a)         02-10760
Enron Wind Energy Systems, LLC

 (formerly EREC Subsidiary III, LLC)(a)        02-10761
Enron Wind Maintenance

 (formerly EREC Subsidiary IV, LLC)(a)         02-10764
Enron Wind, LLC

 (formerly EREC Subsidiary V, LLC)(a)          02-10766

                             Continued on next page

                                                                         Table 4

                             As of February 29, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)    02-12104
ZWHC, LLC(a)                                   02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                    02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy
 Production Corp.)(a)                          02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co.(a)                 02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC(a)     02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp.                         02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          2          -          2
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             -          -         -          -          -          -
LINGTEC Constructors, L.P.                     03-10106             -          -         -          -          -          -
EGS New Ventures Corp.                         03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                03-10676             -          -         -          -          -          -
Louisiana Resources Company                    03-10678             -          -         -          -          -          -
LGMI, Inc.                                     03-10681             -          -         -          -          -          -
LRCI, Inc.                                     03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.               03-11364             -          -         -          -          -          -
EnRock Management, LLC                         03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                03-11371             -          -         -          -          -          -
EnRock, L.P.                                   03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                               03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company         03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I LLC(a)                 03-13151
ECT Merchant Investments Corp.                 03-13154             -          -         -          -          -          -
EnronOnline, LLC                               03-13155             -          -         -          -          -          -
St. Charles Development Company, LLC           03-13156             -          -         -          -          -          -
Calcasieu Development Company, LLC             03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                      03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                03-13159             -          -         -          -          -          -
LOA, Inc.                                      03-13160             -          -         -          -          -          -
Enron India LLC                                03-13234             -          -         -          -          -          -
Enron International Inc.                       03-13235             -          -         -          -          -          -
Enron International Holdings Corp.             03-13236             -          -         -          -          -          -
Enron Middle East LLC                          03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                 03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                     03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                 03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                        03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                      03-13449             -          -         -          -          -          -

                             Continued on next page

                                                                         Table 4

                             As of February 29, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -          -         -          -          -          -
EFS II, Inc.                                   03-13447             -          -         -          -          -          -
EFS III, Inc.                                  03-13453             -          -         -          -          -          -
EFS V, Inc.                                    03-13454             -          -         -          -          -          -
EFS VI, Inc.                                   03-13457             -          -         -          -          -          -
EFS VII, Inc.                                  03-13459             -          -         -          -          -          -
EFS IX, Inc.                                   03-13460             -          -         -          -          -          -
EFS X, Inc.                                    03-13461             -          -         -          -          -          -
EFS XI, Inc.                                   03-13462             -          -         -          -          -          -
EFS XII, Inc.                                  03-13463             -          -         -          -          -          -
EFS XV, Inc.                                   03-13465             -          -         -          -          -          -
EFS XVII, Inc.                                 03-13467             -          -         -          -          -          -
Jovinole Associates                            03-13468             -          -         -          -          -          -
EFS Holdings, Inc.                             03-13469             -          -         -          -          -          -
Enron Operations Services Corp.                03-13489             -          -         -          -          -          -
Green Power Partners I LLC(a)                  03-13500
TLS Investors, LLC                             03-13502             -          -         -          -          -          -
ECT Securities Limited Partnership             03-13644             -          -         -          -          -          -
ECT Securities LP Corp.                        03-13647             -          -         -          -          -          -
ECT Securities GP Corp.                        03-13649             -          -         -          -          -          -
KUCC Cleburne, LLC                             03-13862             -          -         -          -          -          -
Enron International Asset Management Corp.     03-13877             -          -         -          -          -          -
Enron Brazil Power Holdings XI Ltd.            03-13878             -          -         -          -          -          -
Enron Holding Company L.L.C.                   03-13879             -          -         -          -          -          -
Enron Development Management Ltd.              03-13880             -          -         -          -          -          -
Enron International Korea Holdings Corp.       03-13881             -          -         -          -          -          -
Enron Caribe VI Holdings Ltd.                  03-13882             -          -         -          -          -          -
Enron International Asia Corp.                 03-13883             -          -         -          -          -          -
Enron Brazil Power Investments XI Ltd.         03-13884             -          -         -          -          -          -
Paulista Electrical Distribution, L.L.C.       03-13885             -          -         -          -          -          -
Enron Pipeline Construction Services Company   03-13915             -          -         -          -          -          -
Enron  Pipeline Services Company               03-13918             1          -         -          -          -          1
Enron Trailblazer Pipeline Company             03-13919             -          -         -          -          -          -
Enron Liquid Services Corp.                    03-13920             -          -         -          -          -          -
Enron Machine and Mechanical Services, Inc.    03-13926             -          -         -          -          -          -
Enron Commercial Finance Ltd.                  03-13930             -          -         -          -          -          -
Enron Permian Gathering Inc.                   03-13949             -          -         -          -          -          -
Transwestern Gathering Company                 03-13950             -          -         -          -          -          -
Enron Gathering Company                        03-13952             -          -         -          -          -          -
EGP Fuels Company                              03-13953             -          -         -          -          -          -
Enron Asset Management Resources, Inc,         03-13957             -          -         -          -          -          -
Enron Brazil  Power Holdings I Ltd.            03-14053             -          -         -          -          -          -
Enron do Brazil Holdings Ltd.                  03-14054             -          -         -          -          -          -
Enron Wind Storm Lake II LLC(a)                03-14065
Enron Renewable Energy Corp.(a)                03-14067
Enron Acquisition III Corp.                    03-14068             -          -         -          -          -          -
Enron Wind Lake Benton LLC(a)                  03-14069
Superior Construction Company                  03-14070             -          -         -          -          -          -
EFS IV, Inc.                                   03-14126             -          -         -          -          -          -
EFS VIII, Inc.                                 03-14130             -          -         -          -          -          -
EFS XIII, Inc.                                 03-14131             -          -         -          -          -          -
Enron Credit Inc.                              03-14175             -          -         -          -          -          -
Enron Power Corp.                              03-14176             -          -         -          -          -          -
Richmond Power Enterprise L.P.                 03-14177             -          -         -          -          -          -
ECT Strategic Value Corp.                      03-14178             -          -         -          -          -          -
Enron Development Funding Ltd.                 03-14185             -          -         -          4          -          4
Atlantic Commercial Finance, Inc.              03-14223             -          -         -          1          -          1
The Protane Corporation                        03-14224             -          -         -          -          -          -

                           Continued on the next page

                                                                         Table 4

                             As of February 29, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC          03-14225             -          -         -          1          -          1
Enron Development Corp.                        03-14226             -          -         -         10        (10)         -
ET Power 3 LLC                                 03-14227             -          -         -          -          -          -
Nowa Sarzyna Holding B.V.                      03-14228             -          -         -          8          -          8
Enron South America LLC                        03-14229             -          -         -          -          -          -
Enron Global Power & Pipelines LLC             03-14230             -          -         -          -          -          -
Portland General Holdings, Inc.                03-14231             -          -         -          -          -          -
Portland Transition Company, Inc.              03-14232             -          -         -          -          -          -
Cabazon Power Partners LLC(a)                  03-14539
Cabazon Holdings LLC(a)                        03-14540
Enron Caribbean Basin LLC                      03-14862             -          2         -          -          -          2
Victory Garden Power Partners I LLC(a)         03-14871
Oswego Cogen Company, LLC                      03-16566             -          -         -          -          -          -
Enron Equipment Procurement Company            03-16882             -          -         -         31        (16)        15
                                                                  ---------------------------------------------------------
Combined Debtor Entities                                          $ 1       $  3      $  2      $ 295       $ (9)     $ 292
                                                                  =========================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033          $  -         $  -          $ -            $ -            $  -
Enron Corp.                                    01-16034           204            3           (3)            (3)            201
Enron North America Corp.                      01-16035            15            -            -             (4)             11
Enron Power Marketing, Inc.                    01-16036             -            -            -              -               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039             1            -            -              -               1
Enron Energy Services Operations, Inc.         01-16040             2            -            -              -               2
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042             3            -            -              -               3
Enron Energy Services, LLC                     01-16043             -            -            -              -               -
Enron Transportation Services Company          01-16044             -            -            -              -               -
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046             -            -            -              -               -
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             4            -            -              -               4
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             -            -            -              -               -
Enron Engineering & Construction Co.           01-16110             2            -            -             (1)              1
Enron Engineering & Operational
 Services Co.                                  01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280            20            -            -              -              20
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
 Solutions, Inc.                               01-16429             -            -            -              -               -
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             -            -            -              -               -
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             -            -            -              -               -
Enron Energy Services North America, Inc.      02-10007             4            -            -              -               4
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
Enron Property & Services Corp.                02-10464             7            -            -              -               7
Enron Capital & Trade Resources
   International Corp.                         02-10613             3            -            -              -               3
Enron Communication Leasing Corp.              02-10632             -            -            -              -               -
Enron Wind Corp.(b)                            02-10743
Enron Wind Systems Inc.(b)                     02-10747
Enron Wind Energy Systems Corp.(b)             02-10748
Enron Wind Maintenance Corp.(b)                02-10751
Enron Wind Constructors Corp.(b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC)(a)          02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC)(a)         02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC)(a)        02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC)(a)         02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC)(a)          02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -            -            -              -               -
Enron Processing Properties, Inc.              02-11123             -            -            -              -               -
Enron Methanol Company                         02-11239             -            -            -              -               -
Enron Ventures Corp.                           02-11242             -            -            -              -               -
Enron Mauritius Company                        02-11267             -            -            -              -               -
Enron India Holding Ltd.                       02-11268             -            -            -              -               -
Offshore Power Production C.V.                 02-11272             -            -            -              -               -
The New Energy Trading Company                 02-11824             -            -            -              -               -
EES Services Holdings, Inc.                    02-11884             1            -            -              -               1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)    02-12104
ZWHC, LLC(a)                                   02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                    02-12106
Enron Reserve Acquisition Corp.                02-12347             -            -            -              -               -
EPC Estate Services, Inc.
 (formerly National Energy
 Production Corp.)(a)                          02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co.(a)                 02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902             -            -            -              -               -
EBF, LLC                                       02-13702             -            -            -              -               -
Zond Minnesota Construction Company LLC(a)     02-13723
Enron Fuels International, Inc.                02-14046             -            -            -              -               -
E Power Holdings Corp.                         02-14632             -            -            -              -               -
EFS Construction Management Services, Inc.     02-14885             -            -            -              -               -
Enron Management, Inc.                         02-14977             -            -            -              -               -
Enron Expat Services, Inc.                     02-15716             2            -            -              -               2
Artemis Associates, LLC                        02-16441             -            -            -              -               -
Clinton Energy Management Services, Inc.       02-16492             -            -            -              -               -
LINGTEC Constructors, L.P.                     03-10106             -            -            -              -               -
EGS New Ventures Corp.                         03-10673             -            -            -              -               -
Louisiana Gas Marketing Company                03-10676             -            -            -              -               -
Louisiana Resources Company                    03-10678             -            -            -              -               -
LGMI, Inc.                                     03-10681             -            -            -              -               -
LRCI, Inc.                                     03-10682             -            -            -              -               -
Enron Communications Group, Inc.               03-11364             -            -            -              -               -
EnRock Management, LLC                         03-11369             -            -            -              -               -
ECI-Texas, L.P.                                03-11371             -            -            -              -               -
EnRock, L.P.                                   03-11373             -            -            -              -               -
ECI-Nevada Corp.                               03-11374             -            -            -              -               -
Enron Alligator Alley Pipeline Company         03-12088             -            -            -              -               -
Enron Wind Storm Lake I LLC(a)                 03-13151
ECT Merchant Investments Corp.                 03-13154             -            -            -              -               -
EnronOnline, LLC                               03-13155             -            -            -              -               -
St. Charles Development Company, LLC           03-13156             -            -            -              -               -
Calcasieu Development Company, LLC             03-13157             -            -            -              -               -
Calvert City Power I, LLC                      03-13158             -            -            -              -               -
Enron ACS, Inc.                                03-13159             -            -            -              -               -
LOA, Inc.                                      03-13160             -            -            -              -               -
Enron India LLC                                03-13234             -            -            -              -               -
Enron International Inc.                       03-13235             -            -            -              -               -
Enron International Holdings Corp.             03-13236             -            -            -              -               -
Enron Middle East LLC                          03-13237             -            -            -              -               -
Enron WarpSpeed Services, Inc.                 03-13238             -            -            -              -               -
Modulus Technologies, Inc.                     03-13240             -            -            -              -               -
Enron Telecommunications, Inc.                 03-13240             -            -            -              -               -
DataSystems Group, Inc.                        03-13241             -            -            -              -               -
Risk Management & Trading Corp.                03-13259             -            -            -              -               -
Omicron Enterprises, Inc.                      03-13446             -            -            -              -               -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -            -            -              -               -
EFS II, Inc.                                   03-13451             -            -            -              -               -
EFS III, Inc.                                  03-13453             -            -            -              -               -
EFS V, Inc.                                    03-13454             -            -            -              -               -
EFS VI, Inc.                                   03-13457             -            -            -              -               -
EFS VII, Inc.                                  03-13459             -            -            -              -               -
EFS IX, Inc.                                   03-13460             -            -            -              -               -
EFS X, Inc.                                    03-13461             -            -            -              -               -
EFS XI, Inc.                                   03-13462             -            -            -              -               -
EFS XII, Inc.                                  03-13463             -            -            -              -               -
EFS XV, Inc.                                   03-13465             -            -            -              -               -
EFS XVII, Inc.                                 03-13467             -            -            -              -               -
Jovinole Associates                            03-13468             -            -            -              -               -
EFS Holdings, Inc.                             03-13469             -            -            -              -               -
Enron Operations Services Corp.                03-13489             -            -            -              -               -
Green Power Partners I, LLC(a)                 03-14500
TLS Investors, LLC                             03-14502             -            -            -              -               -
ECT Securities Limited Partnership             03-13644             -            -            -              -               -
ECT Securities LP Corp.                        03-13647             -            -            -              -               -
ECT Securities GP Corp.                        03-13649             -            -            -              -               -
KUCC Cleburne, LLC                             03-13862             -            -            -              -               -
Enron International Asset Management Corp.     03-13877             -            -            -              -               -
Enron Brazil Power Holdings XI Ltd.            03-13878             -            -            -              -               -
Enron Holding Company L.L.C.                   03-13879             -            -            -              -               -
Enron Development Management Ltd.              03-13880             -            -            -              -               -
Enron International Korea Holdings Corp.       03-13881             -            -            -              -               -
Enron Caribe VI Holdings Ltd.                  03-13882             -            -            -              -               -
Enron International Asia Corp.                 03-13883             -            -            -              -               -
Enron Brazil Power Investments XI Ltd.         03-13884             -            -            -              -               -
Paulista Electrical Distribution, L.L.C.       03-13885             -            -            -              -               -
Enron Pipeline Construction Services Company   03-13915             -            -            -              -               -
Enron Pipeline Services Company                03-13918             1            -            -              -               1
Enron Trailblazer Pipeline Company             03-13919             -            -            -              -               -
Enron Liquid Services Corp.                    03-13920             -            -            -              -               -
Enron Machine and Mechanical Services, Inc.    03-13926             -            -            -              -               -
Enron Commercial Finance Ltd.                  03-13930             -            -            -              -               -
Enron Permian Gathering Inc.                   03-13949             -            -            -              -               -
Transwestern Gathering Company                 03-13950             -            -            -              -               -
Enron Gathering Company                        03-13952             -            -            -              -               -
EGP Fuels Company                              03-13953             -            -            -              -               -
Enron Asset Management Resources, Inc.         03-13957             -            -            -              -               -
Enron Brazil Power Holdings I, Ltd.            03-14053             -            -            -              -               -
Enron do Brazil Holdings Ltd.                  03-14054             -            -            -              -               -
Enron Wind Storm Lake II LLC(a)                03-14065
Enron Renewable Energy Corp.(a)                03-14067
Enron Acquisition III Corp.                    03-14068             -            -            -              -               -
Enron Wind Lake Benton LLC(a)                  03-14069
Superior Construction Company                  03-14070             -            -            -              -               -
EFS IV, Inc.                                   03-14126             -            -            -              -               -
EFS VIII, Inc.                                 03-14130             -            -            -              -               -
EFS XIII, Inc.                                 03-14131             -            -            -              -               -
Enron Credit Inc.                              03-14175             -            -            -              -               -
Enron Power Corp.                              03-14176             -            -            -              -               -
Richmond Power Enterprise, L.P.                03-14177             -            -            -              -               -
ECT Strategic Value Corp.                      03-14178             -            -            -              -               -
Enron  Development Funding Ltd..               03-14185             4            -            -              -               4
Atlantic Commercial Finance, Inc.              03-14223            13            -            -            (12)              1
The Protane Corporation                        03-14224             -            -            -              -               -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China              03-14225             1            -            -              -               1
Enron Development Corp.                        03-14226             -            -            -              -               -
ET Power 3 LLC                                 03-14227             8            -            -              -               8
Nowa Sarzyna Holding B.V.                      03-14228             -            -            -              -               -
Enron South America LLC                        03-14229             -            -            -              -               -
Enron Global  Power & Pipelines LLC            03-14230             -            -            -              -               -
Portland General Holdings, Inc.                03-14231             -            -            -              -               -
Portland Transition Company, Inc.              03-14232             -            -            -              -               -
Cabazon Power Partners LLC(a)                  03-14539
Cabazon Holdings LLC(a)                        03-14540
Enron Caribbean Basin LLC                      03-14862             2            -            -              -               2
Victory Garden Power Partners I LLC(a)         03-14871
Oswego Cogen Company, LLC                      03-16566             -            -            -              -               -
Enron Equipment Procurement Company            03-16882            18            -            -             (3)             15
                                                                 -------------------------------------------------------------
Combined Debtor Entities                                         $315         $  3         $ (3)        $  (23)          $ 292
                                                                 =============================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of February 29, 2004
                                  (In Millions)

Debtor Company                                 Case No.               Receivables            Payables
------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                    $   1                 $  7
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                        -                   30
Enron Power Marketing, Inc.                    01-16036                        -                    -
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                       18                  233
Enron Energy Marketing Corp.                   01-16041                      126                   39
Enron Energy Services, Inc.                    01-16042                      194                  174
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                        -                    7
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        -                   19
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                        -                   29
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        -                    -
Enron Broadband Services, L.P.                 01-16483                        -                    -
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                    -
ENA Upstream Company LLC                       02-10232                        -                    -
Enron Liquid Fuels, Inc.                       02-10252                        -                    -
Enron LNG Shipping Company                     02-10346                        -                    -
Enron Property & Services Corp.                02-10464                        -                    -
Enron Capital & Trade Resources
   International Corp.                         02-10613                       67                  108
Enron Communication Leasing Corp.              02-10632                        -                    -
Enron Wind Corp.(b)                            02-10743
Enron Wind Systems, Inc.(b)                    02-10747
Enron Wind Energy Systems Corp.(b)             02-10748
Enron Wind Maintenance Corp.(b)                02-10751
Enron Wind Constructors Corp.(b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC)(a)          02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC)(a)         02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC)(a)        02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC)(a)         02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC)(a)          02-10766

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of February 29, 2004
                                  (In Millions)

Debtor Company                                 Case No.               Receivables            Payables
------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939                        -                    -
Enron Processing Properties, Inc.              02-11123                        -                    -
Enron Methanol Company                         02-11239                        -                    -
Enron Ventures Corp.                           02-11242                        -                    -
Enron Mauritius Company                        02-11267                        -                    -
Enron India Holding Ltd.                       02-11268                        -                    -
Offshore Power Production C.V.                 02-11272                        -                    -
The New Energy Trading Company                 02-11824                        -                    -
EES Service Holdings, Inc.                     02-11884                        -                    -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)    02-12104                        -                    -
ZWHC, LLC(a)                                   02-12105                        -                    -
Zond Pacific LLC
 (formerly Zond Pacific)(a)                    02-12106                        -                    -
Enron Reserve Acquisition Corp.(b)             02-12347                        -                    -
EPC Estate Services, Inc.
 (formerly National Energy
 Production Corp.)(a)                          02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co.(a)                 02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902                        -                    -
EBF, LLC                                       02-13702                        -                    -
Zond Minnesota Construction Company LLC(a)     02-13723
Enron Fuels International, Inc.                02-14046                        -                    -
E Power Holdings Corp.                         02-14632                        -                    -
EFS Construction Management, Inc.              02-14885                        -                    -
Enron Management, Inc.                         04-14977                        -                    -
Enron Expat Services, Inc.                     02-15716                        -                    -
Artemis Associates, LLC                        02-16441                        -                    -
Clinton Energy Management Services, Inc.       02-16492                        4                    2
LINGTEC Constructors, L.P.                     03-10106                        -                    -
EGS New Ventures Corp.                         03-10673                        -                    -
Louisiana Gas Marketing Company                03-10676                        -                    -
Louisiana Resources Company                    03-10678                        -                    -
LGMI, Inc.                                     03-10681                        -                    -
LRCI, Inc.                                     03-10682                        -                    -
Enron Communications Group, Inc.               03-10364                        -                    -
EnRock Management, LLC                         03-10369                        -                    -
ECI-Texas, L.P.                                03-11371                        -                    -
EnRock, L.P.                                   03-11373                        -                    -
ECI-Nevada Corp.                               03-11374                        -                    -
Enron Alligator Alley Pipeline Company         03-12088                        -                    -
Enron Wind Storm Lake I, LLC(a)                03-13151
ECT Merchant Investments Corp.                 03-13154                        -                    -
EnronOnline, LLC                               03-13155                        -                    -
St. Charles Development Company, LLC           03-13156                        -                    -
Calcasieu Development Company, LLC             03-13157                        -                    -
Calvert City Power I, LLC                      03-13158                        -                    -
Enron ACS, Inc.                                03-13159                        -                    -
LOA, Inc.                                      03-13160                        -                    -
Enron India LLC                                03-13234                        -                    -
Enron International Inc.                       03-13235                        -                    -
Enron International Holdings Corp.             03-13236                        -                    -
Enron Middle East LLC                          03-13237                        -                    -
Enron WarpSpeed Services, Inc.                 03-13238                        -                    -
Modulus Technologies, Inc.                     03-13239                        -                    -
Enron Telecommunications, Inc.                 03-13240                        -                    -
DataSystems Group, Inc.                        03-13241                        -                    -
Risk Management & Trading Corp.                03-13259                        -                    6
Omicron Enterprises, Inc.                      03-13446                        -                    -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of February 29, 2004
                                  (In Millions)

Debtor Company                                 Case No.               Receivables            Payables
------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447                        -                    -
EFS II, Inc.                                   03-13451                        -                    -
EFS III, Inc.                                  03-13453                        -                    -
EFS V, Inc.                                    03-13454                        -                    -
EFS VI, Inc.                                   03-13457                        -                    -
EFS VII, Inc.                                  03-13459                        -                    -
EFS IX, Inc.                                   03-13460                        -                    -
EFS X, Inc.                                    03-13461                        -                    -
EFS XI, Inc.                                   03-13462                        -                    -
EFS XII, Inc.                                  03-13463                        -                    -
EFS XV, Inv.                                   03-13465                        -                    -
EFS XVII, Inc.                                 03-13467                        -                    -
Jovinole Associates                            03-13468                        -                    -
EFS Holdings, Inc.                             03-13469                        -                    -
Enron Operations Services Corp.                03-13489                        -                    -
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502                        -                    -
ECT Securities Limited Partnership             03-13644                        -                    -
ECT Securities LP Corp.                        03-13647                        -                    -
ECT Securities GP Corp.                        03-13649                        -                    -
KUCC Cleburne, LLC                             03-13862                        -                    -
Enron International Asset Management Corp.     03-13877                        -                    -
Enron Brazil Power Holdings XI Ltd.            03-13878                        -                    -
Enron Holding Company L.L.C.                   03-13879                        -                    -
Enron Development Management Ltd.              03-13880                        -                    -
Enron International Korea Holdings Corp.       03-13881                        -                    -
Enron Caribe VI Holdings Ltd.                  03-13882                        -                    -
Enron International Asia Corp.                 03-13883                        -                    -
Enron Brazil Power Investments XI Ltd.         03-13884                        -                    -
Paulista Electrical Distribution, L.L.C.       03-13885                        -                    -
Enron Pipeline Construction Services Company   03-13915                        -                    -
Enron Pipeline Services Company                03-13918                        -                    -
Enron Trailblazer Pipeline Company             03-13919                        -                    -
Enron Liquid Services Corp.                    03-13920                        -                    -
Enron Machine and Mechanical Services, Inc.    03-13926                        -                    -
Enron Commercial Finance Ltd.                  03-13930                        -                    -
Enron Permian Gathering Inc.                   03-13949                        -                    -
Transwestern Gathering Company                 03-13950                        -                    -
Enron Gathering Company                        03-13952                        -                    -
EGP Fuels Company                              03-13953                        -                    -
Enron Asset Management Resources, Inc.         03-13957                        -                    -
Enron Brazil Power Holdings I Ltd.             03-14053                        -                    -
Enron do Brazil Holdings Ltd.                  03-14054                        -                    -
Enron Wind Storm Lake II LLC(a)                03-14065
Enron Renewable Energy Corp.(a)                03-14067
Enron Acquisition III Corp.                    03-14068                        -                    -
Enron Wind Lake Benton LLC(a)                  03-14069
Superior Constriction Company                  03-14070                        -                    -
EFS IV, Inc.                                   03-14126                        -                    -
EFS VII, Inc.                                  03-14130                        -                    -
EFS XIII, Inc.                                 03-14131                        -                    -
Enron Credit Inc.                              03-14175                        -                    -
Enron Power Corp.                              03-14176                        -                    -
Richmond Power Enterprise, L.P.                03-14177                        -                    -
ECT Strategic Value Corp.                      03-14178                        -                    -
Enron Development Funding Ltd.                 03-14185                        -                    -
Atlantic Commercial Finance, Inc.              03-14223                        -                    -
The Protane Corporation                        03-14224                        -                    -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of February 29, 2004
                                  (In Millions)

Debtor Company                                 Case No.               Receivables            Payables
------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China              03-14225                        -                    -
Enron Development Corp.                        03-14226                        -                    -
ET Power 3 LLC                                 03-14227                        -                    -
Nowa Sarzyna Holding B.V.                      03-14228                        -                    -
Enron South America LLC                        03-14229                        -                    -
Enron Global  Power & Pipelines LLC            03-14230                        -                    -
Portland General Holdings, Inc.                03-14231                        -                    -
Portland Transition Company, Inc.              03-14231                        -                    -
Cabazon Power Partners LLC(a)                  03-14539
Cabazon Holdings LLC(a)                        03-14540
Enron Caribbean Basin LLC                      03-14862                        -                    -
Victory Garden Power Partners I LLC(a)         03-14871
Oswego Cogen Company, LLC                      03-16566                        -                    -
Enron Equipment Procurement Company            03-16882                        -                    -
                                                                       -------------------------------
Combined Debtor Entities                                                 $   410               $  654
                                                                       ===============================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended February 29, 2004
                                  (In Millions)

                                                           Asset                             Book
Company                     Date Closed                 Description                          Value           Proceeds
---------------------------------------------------------------------------------------------------------------------

Debtor Companies
----------------
Enron North America Corp.     2/05/04             Cypress sold the Shell over riding
                                                  royalty interests and the ST LSE
                                                  15223 over riding royalty interests
                                                  at the Oil and Gas Asset Clearinghouse
                                                  ("TOGAC") auction.                          $  2               $  1

Enron North America Corp.     2/27/04             Sale of  Papiers Stadacona Ltee and
                                                  SATCO (collectively referred to as
                                                  Stadacona).                                  205                166
and Enron Corp.



Non-Debtor Companies
--------------------

None.


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